UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

PLUG POWER INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Filed by Plug Power Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Plug Power Inc.

Commission File No.: 001-34392

The following is the text of a press release issued by Plug Power Inc. on January 30, 2026:

Plug to Hold February 2, 2026 Investor Question-and-Answer Forum Ahead of Adjourned Special Meeting

SLINGERLANDS, N.Y., January 30, 2026 – Plug Power Inc. (NASDAQ: PLUG) will host an investor question-and-answer discussion on Monday, February 2, 2026 to provide all stockholders with an opportunity to ask questions regarding the proposals to be voted on at the Company’s adjourned Special Meeting of Stockholders on Thursday, February 5, 2026 at 10:00 a.m. ET. At the Special Meeting, Proposals 1 and 2 require the affirmative vote of a majority of the Company’s outstanding shares. The meeting was adjourned to provide stockholders additional time to vote and to facilitate broader participation.

As of the date of the Special Meeting, approximately 92.63% and 89.09% of the votes cast supported Proposals 1 and 2, respectively, but only approximately 36.93% and 46.86% of the Company’s outstanding shares were represented. The Company estimates it needs an additional 13.07% of the outstanding shares voted in favor of Proposal 1 and an additional 3.14% voted in favor of Proposal 2 to satisfy the applicable voting requirement.

If Proposal 2 is not approved, the Company will proceed with a reverse stock split to increase its authorized shares of common stock available for issuance.

The call will be limited to addressing stockholder questions regarding the proposals presented at the Special Meeting.

The Company urges all eligible stockholders to vote promptly to ensure their views are represented by following the detailed instructions on the Company’s website, www.plugpower.com. You may also connect with the Company’s proxy solicitor, Sodali & Co, at plug@investor.sodali.com for assistance in voting your shares.

Join the call:

• Date: February 2, 2026

• Time: 10:00 am ET

• Toll-free: 877-407-9221 / +1 201-689-8597

• Direct webcast: https://event.webcasts.com/starthere.jsp?ei=1751565&tp_key=d3efc9f414

The webcast will also be accessible from the Plug homepage (www.plugpower.com). A replay of the call will be available online for a period of time following the event.

Important Additional Information and Where to Find It

Plug has filed a definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Special Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY because they contain important information about the matters to be voted on at the Special Meeting. Stockholders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or on Plug’s website at www.plugpower.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Information about the Company’s directors and executive officers is outlined in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 9, 2025, and information about their ownership of Plug’s stock is outlined in the definitive proxy statement for the Special Meeting filed with the SEC on December 12, 2025.

MEDIA CONTACT

Teal Hoyos

media@plugpower.com

The following is the text of a message posted by Plug Power Inc. on its website on January 30, 2026:

The Exponential Power of Your Vote

By: Andy Marsh, CEO and Executive Chairman

Retail investors can have unusual power when voting on a routine proposal. Proposal 2—the increase in the number of authorized shares—is a routine proposal. Let me explain why your vote matters more than you might think.

Assume you bought 10,000 shares through Fidelity. You own the shares, but Fidelity is the custodian. That means Fidelity holds the shares on your behalf.

Now assume Fidelity is the custodian for 1,000 customers who collectively own 50 million shares. If only 25 million of those shares are actually voted on a routine proposal, Fidelity will vote the remaining 25 million shares proportionately based on the votes it receives.

So while you may think you only have 10,000 votes, in practice your vote can carry significantly more weight than you realized.

In many ways, this gives retail investors more proportional influence than large institutions, whose votes only count once for the shares they actually vote.

So if you have only a few thousand shares and think your vote doesn’t matter—it matters more than you think.

Please vote YES on Proposal 2. It really does matter.

Here is how you can vote—or just as important, if you voted NO, how you can change your vote to YES.

•	Charles Schwab / TD Ameritrade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

You can log into your online account, use the keyword “proxy events” in the search bar, and navigate to proxy events.

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Fidelity / National Financial Services

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“Fidelity.Investments.email@shareholderdocs.fidelity.com”, “e-notification@edocs.mybrokerageinfo.com”, “id@proxyvote.com”, or “Plug Power”

Follow the instructions in the email.  If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Morgan Stanley / E-Trade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Robinhood

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“noreply@robinhood.com”, or “Plug Power”

Follow the instructions in the email by clicking the “Vote” icon.

If you have not received any proxy voting materials via email, contact your broker as soon as possible to request a control number to vote online.

•	Merrill Lynch

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Vanguard

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Other brokers

Search your inbox for “Plug Power” or the below common domains supporting proxy voting.

“id@proxyvote.com”, “@proxydocs.com”, “@proxypush.com”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

Some brokers outside of the U.S. do not allow retail shareholders to vote. Please contact your broker immediately if you have not received proxy materials in connection with the Plug Power Special Meeting.

Further Questions?

Contact the Company’s proxy solicitor, Sodali & Co, at (833) 924-7453 or Plug@investor.sodali.com.

Important Additional Information and Where to Find It

Plug has filed a definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Special Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY because they contain important information about the matters to be voted on at the Special Meeting. Stockholders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or on Plug’s website at www.plugpower.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Information about the Company’s directors and executive officers is outlined in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 9, 2025, and information about their ownership of Plug’s stock is outlined in the definitive proxy statement for the Special Meeting filed with the SEC on December 12, 2025.

The following is the text of a message posted by Plug Power Inc. on its website on January 30, 2026:

To Our International Shareholders

From: Andy Marsh, CEO and Executive Chairman

We do know that many of our long-time investors in Europe are having a hard time voting. In many cases, European brokers actually require investors to pay to vote. It doesn’t feel right, but that is the reality. Our team is actively working with our lawyers and our outside proxy solicitors to see if there is a way to address this issue, but this is a challenge.

If voting were easier in Europe, I believe Proposal 2—the approval to amend our charter to increase the number of authorized shares of common stock available for issuance —would have passed at the Jan. 29 Special Meeting. Investors in Asia face similar challenges, which makes lining up the vote more difficult than it should be.

That is another reason why it is so important for our U.S. retail investors to vote YES, especially on Proposal 2. Your vote truly matters and will have a disproportionate impact to the outcome of the vote.

One last point for retail investors who voted no. Institutional investors voted almost unanimously in favor of these proposals. They spent the time to study the requests in detail, and many took extraordinary steps to vote their shares, including pulling shares back from loan.

Both leading proxy advisory firms – ISS and Glass Lewis – also carefully reviewed our proposals presented at the Special Meeting and recommended a VOTE for both proposals. Importantly, ISS reported “The proposed increase in the number of authorized shares of common stock is reasonable and there are no substantial concerns about the company's past use of shares.”

I would ask you to take another look at the decision.As I’ve said before, if Proposal 2 does not pass, the only alternative is for the Company to implement a reverse stock split to effectively increase the number of our authorized shares of common stock available for issuance.

We will not do a reverse stock split if Proposal 2 passes.

So once again, here is how you can vote—or just as important, if you voted NO, how you can change your vote to YES.

•	Charles Schwab / TD Ameritrade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

You can log into your online account, use the keyword “proxy events” in the search bar, and navigate to proxy events.

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Fidelity / National Financial Services

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“Fidelity.Investments.email@shareholderdocs.fidelity.com”, “e-notification@edocs.mybrokerageinfo.com”, “id@proxyvote.com”, or “Plug Power”

Follow the instructions in the email.  If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Morgan Stanley / E-Trade

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Robinhood

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“noreply@robinhood.com”, or “Plug Power”

Follow the instructions in the email by clicking the “Vote” icon.

If you have not received any proxy voting materials via email, contact your broker as soon as possible to request a control number to vote online.

•	Merrill Lynch

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Vanguard

To cast your vote online, you will need to search for a specific email in your inbox. Please also check your spam or junk folder. The email may come from one of several different addresses. Search for an email received in recent weeks using the following keywords:

“id@proxyvote.com”, or “Plug Power”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

•	Other brokers

Search your inbox for “Plug Power” or the below common domains supporting proxy voting.

“id@proxyvote.com”, “@proxydocs.com”, “@proxypush.com”

If you have not received any proxy voting materials via email or by mail, contact your broker as soon as possible to request a control number to vote online.

Some brokers outside of the U.S. do not allow retail shareholders to vote. Please contact your broker immediately if you have not received proxy materials in connection with the Plug Power Special Meeting.

Further Questions?

Contact the Company’s proxy solicitor, Sodali & Co, at (833) 924-7453 or Plug@investor.sodali.com.

Important Additional Information and Where to Find It

Plug has filed a definitive proxy statement and other relevant documents with the U.S. Securities and Exchange Commission (“SEC”) in connection with the Special Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY because they contain important information about the matters to be voted on at the Special Meeting. Stockholders may obtain copies of these documents free of charge at the SEC’s website at www.sec.gov or on Plug’s website at www.plugpower.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Special Meeting. Information about the Company’s directors and executive officers is outlined in the definitive proxy statement for the 2025 Annual Meeting of Stockholders, which was filed with the SEC on June 9, 2025, and information about their ownership of Plug’s stock is outlined in the definitive proxy statement for the Special Meeting filed with the SEC on December 12, 2025.